SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           August 30, 2002
                           ---------------
                            Date of Report
                  (Date of Earliest Event Reported)

                   VENTURES-NATIONAL INCORPORATED
                   ------------------------------
       (Exact Name of Registrant as Specified in its Charter)


       Utah                000-32847               87-0433444
       ----                ---------               ----------
(State or other       (Commission File No.)   (IRS Employer I.D. No.)
 Jurisdiction)


                    5525 South 900 East, Suite 110
                      Salt Lake City, Utah 84117
                      --------------------------
             (Address of Principal Executive Offices)


                         (801) 262-8844
                         --------------
                  Registrant's Telephone Number



                               N/A
                               ---
      (Former Name or Former Address if changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

                                                Exhibit
Description of Exhibit*                          Number
-----------------------                          ------

Press Release                                       99

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 9.   Regulation FD Disclosure

     See Exhibit 99, Press Release dated August 30, 2002, a copy of which is attached hereto and incorporated herein by reference.

                                SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                VENTURES-NATIONAL INCORPORATED

Date: 9/3/02                    By/s/John Winchester
      --------                  -----------------------------
                                John Winchester
                                President and Director



Date: 9/3/02                    By/s/Luke Bradley
      --------                  -----------------------------
                                Luke Bradley
                                Secretary and Director